PNC REAL ESTATE (logo)	MIDLAND LOAN SERVICES

ANNUAL STATEMENT OF COMPLIANCE

of

PNC BANK, NATIONAL ASSOCIATION

d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on Schedule I hereto, the undersigned, David D. Spotts, as Senior Vice President of Midland Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:

1.	A review of the Servicer’s activities during the calendar year 2020 (the “Reporting Period”) and of its performance under the Agreement has been made under the undersigned officer’s supervision; and

2.	To the best of the undersigned officer’s knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.

Dated: February 21, 2021

Midland Loan Services, a division of
PNC Bank, National Association

/s/ David D. Spotts
David D. Spotts
Senior Vice President

Member of The PNC Financial Services Group

10851 Mastin Boulevard Overland Park, Kansas 66210

800-327-8083

www.pnc.com/midland

Schedule I

GS Mortgage Securities Corp II

Recipient Role	Deal Name	Series Number	Midland Role

Depositor	GS Mortgage Securities Corporation II	Series 2010-C2	Special Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2013-GCJ16
Primary Servicer of the Miracle Mile loan under the COMM 2013-CCRE12 PSA.
Special Servicer of the Walpole Shopping Mall loan under the CGCMT 2013-GC15 PSA

Depositor	GS Mortgage Securities Corporation II	Series 2014-GC20
Special Servicer of the Newcastle Senior Housing Portfolio loan under the CGCMT 2014-GC19 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2014-GC22
Special Servicer of the Newcastle Senior Housing Portfolio loan under the CGCMT 2014-GC19 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2014-GC24	Master Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2014-GC26
Special Servicer of the Fenley Office Portfolio loan under the CGCMT 2014-GC25 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2015-GC30	Master and Special Servicer
Master and Special Servicer of the Selig Office Portfolio and the 170 Broadway loans under the CGCMT 2015-GC29 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2015-GC32	Master Servicer
Master and Special Servicer of the US Storage Mart Portfolio under the CGBAM 2015-SMRT TSA.
Master and Special Servicer of the Selig Office Portfolio loan under the CGCMT 2015-GC29 PSA.
Master and Special Servicer of the Dallas Market Center loan under the GSMS 2015-GC30 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2015-GS1	Master Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2016-GS2	Master Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2016-GS3	Master Servicer
Master Servicer of The Falls loan under the MSC 2016-UBS12 PSA.
Master Servicer of the Residence Inn & Springhill Suites North Shore, the Panorama Corporate Center, and the Veritas Multifamily Pool 2 loans under the GSMS 2016-GS2 PSA

Depositor	GS Mortgage Securities Corporation II	Series 2016-GS4	General Special Servicer
Master Servicer of the US Industrial Portfolio, 540 West Madison, Hamilton Place and Embassy Suites Portland Airport loans under the GSMS 2016-GS3 PSA.
Master Servicer of the Residence Inn & Springhill Suites North Shore loan under the GSMS 2016-GS2 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2016-350P	Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2017-485L	Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2017-GS5	Master Servicer
Master Servicer of the 350 Park Avenue loan under the VNDO 2016-350P TSA.
Master Servicer of the US Industrial Portfolio under the GSMS 2016-GS3 PSA.
Master Servicer and Special Servicer of the Pentagon Center loan under the GSMS 2017-GS6 PSA.
Special Servicer of the Simon Premium Outlets loan under the GSMS 2016-GS4 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2017-GPTX	Servicer and Special Servicer

Schedule I

GS Mortgage Securities Corp II

Recipient Role	Deal Name	Series Number	Midland Role

Depositor	GS Mortgage Securities Corporation II	Series 2017-GS6	Master and Special Servicer
Master Servicer on the US Industrial Portfolio loan under the GSMS 2016-GS3 PSA.
Master Servicer on the Lafayette Centre, GSK R&D Centre, and the Ericsson North American HQ loans under the GSMS 2016-GS5 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2017-GS7
Master and Special Servicer on the CH2M Global Headquarters and 1999 Avenue of the Stars loans under the GSMS 2017-GS6.
Master and Special Servicer of the Marriott Grand Cayman loan under the CCUBS 2017-C1 PSA.
Master Servicer on the Lafayette Centre loan under the GSMS 2017-GS5 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2017-GS8	Special Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2018-STAY	Servicer and Special Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2018-GS9
Special Servicer on the Bass Pro & Cabela's Portfolio loan under the GSMS 2017-GS8 PSA.

Depositor	GS Mortgage Securities Corporation II	Series 2018-INDP	Servicer

Depositor	GS Mortgage Securities Corporation II	Series 2019-GC38	Special Servicer
Master Servicer on the 145 Clinton and 5444 & 5430 Westheimer loans under the Benchmark 2018-B8 PSA and on the Albertsons Industrial - PA under the GSMCS 2019-GC39 PSA

Depositor	GS Mortgage Securities Corporation II	Series 2019-101C	Servicer and Special Servicer

Depositor	GS Mortgage Securities Trust 2019-GC39	Series 2019-GC39	Master Servicer
Master and Special Servicer of the 101 California Street loan under the CALI 2019-101C TSA and the 57 East 11th Street loan under the GSMCS 2019-GC40 PSA
Special Servicer on the 365 Bond under the GSM 2019-GC38 PSA.
Depositor	Hawaii Hotel Trust 2019-MAUI	Series 2019-MAUI	Master Servicer

Depositor	GS Mortgage Securities Corporation Trust 2019-SOHO	Series 2019-SOHO	Master & Special Servicer

Depositor	GS Mortgage Securities Corporation Trust 2019-GC40	Series 2019-GC40	Master Servicer and Special Servicer
Master and Special Servicer on the 101 California Stree loan under the CALI 2019-101C TSA.
Master Servicer on the Western Digital R&D Campus loan and the Green Hills Corporate Center loan under the BMARK 2019-B11 PSA, and the loans under the GSMS 2019-GC39 PSA (Moffett Towers II Building V, 59 Maiden Lane, and Waterford Lakes Town Center)

Depositor	GSCG Trust 2019-600C	Series 2019-600C	Master Servicer and Special Servicer

Depositor	BHP Trust 2019-BXHP	Series 2019-BXHP	Master & Special Servicer

Depositor	GS Mortgage Securities Trust 2019-GC42	Series 2019-GC42	Master and Special Servicer
Master and Special Servicer on the Diamondback Industrial Portfolio 1 loan under the GSMS 2019-GC40 PSA and the Pharr Town Center loan under the CD 2019-CD8 PSA.

Master Servicer on USAA Office Portfolio, US Industrial Portfolio V, Powered Shell Portfolio - Manassas, Powered Shell Portfolio - Ashburn, Milennium Park Plaza loans, all under the CGCMT 2019-GC41 PSA

Master Servicer on the Woodlands Mall loan under the BMARK 2019-B12 PSA, the Grand Canal Shoppes loan under the MSC 2019-H7 PSA

Schedule I

GS Mortgage Securities Corp II

Recipient Role	Deal Name	Series Number	Midland Role

Depositor	GS Mortgage Securities Trust 2019-GSA1	Series 2019-GSA1	Master Servicer
Master Servicer on the SoCal Retail Portfolio loan and the Grand Canal Shoppes loan, both under the MSC 2019-H7 PSA and the Millennium Park Plaza loan and the USAA Office Portfolio loan, both under the CGCMT 2019-GC41 PSA.

Master and Special Servicer on the New Jersey Center of Excellence loan and the 19100 Ridgewood loan, both under the GSMS 2019-GC42 PSA.
Depositor	GS Mortgage Securities Trust 2020-GC45	Series 2020-GC45	Master and Special Servicer
Master Servicer on The Shoppes at Blackstone Valley, Cobb Place, PCI Pharma Portfolio, and the Broadcasting Square loans, all under the COMM 2019-GC44 PSA, and the 560 Mission Street loan on under the Benchmark 2020-B16 PSA.
Master and Special Servicer on the Harvey Building Products loan under the Benchmark 2019-B14 PSA and the 19100 Ridgewood loan under the GSMS 2019-GC42 PSA.

Depositor	GS Mortgage Securities Corporation Trust 2020-UPTN	Series 2020-UPTN	Special Servicer

Depositor	GS Mortgage Securities Trust 2020-GC47	Series 2020-GC47
Master Servicer on the PCI Pharma Portfolio loan under the COMM 2020-GC44 PSA and the Midland Atlantic Portfolo loan under the CGCMT 2020-GC46 PSA, and 555 10th Avenue City loan under the CGCMT 2020-555 TSA

Depositor	Cold Storage Trust 2020-ICE5	Series 2020-ICE5	Master Servicer

Depositor	BMARK 2020-B21	Series 2020-B21	Master and Special Servicer
Master Servicer on the Redmond Town Center loan under the Benchmark 2020-B19 PSA and the White Oak Crossing loan under the CGCMT 2020-CG46 PSA.
Master Servicer and Special Servicer on the Kings Plaza loan under the Benchmark 2020-B17, and the 4 West 58th Street loan and The Hub loan under the Benchmark 2020-B20 PSA.

Depositor	GS Mortgage Securities Corporation Trust 2020-TWN3	Series 2020-TWN3	Servicer

Depositor	GS Mortgage Securities Trust 2020-GSA2	Series 2020-GSA2	Master Servicer
Master Servicer on the Grand Canal Shoppes loan under the MSC 2019-H7 PSA, the SoCal & South Miami Medical Office Portfolio loan under the BBCMS 2020-C8 PSA, the Redmond Town Center loan under the Benchmark 2020-B19 PSA.

Master Servicer and Special Servicer the JW Marriott Nashville loan and the 32-42 Broadway loan under the Benchmark 2020-B21 PSA.

Master Servicer on the White Oak Crossing loan under the CGCMT 2020-GC46 PSA, the McCarthy Ranch loan under the MSC 2020-L4 PSA, and the Elo Midtown Office Portfolio under the Benchmark 2020-B22 PSA